UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  April 1, 2002


                               SHONEY'S, INC.
            (Exact name of registrant as specified in its charter)



          Tennessee                     0-4377                 62-0799798
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)


             1727 Elm Hill Pike, Nashville, TN                 37210
         (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (615) 391-5201










ITEM 5.  OTHER EVENTS.

On April 1, 2002, Shoney's, Inc. ("Shoney's") issued a press release, attached hereto as Exhibit 99 and incorporated herein by this reference, relating to the voluntary dismissal of the lawsuit filed on February 26, 2002 by an individual shareholder of Shoney's relating to the proposed merger of Shoney's and LSF4 Acquisition, LLC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:  None.

(b) Pro Forma Financial Information:  None.

(c) Exhibits:  See Exhibit Index immediately following the signature page hereto.










                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 3, 2002                         SHONEY'S, INC.


                              By:    /s/ F.E. McDaniel, Jr.
                                     ----------------------------------------
                              Name:  F.E. McDaniel, Jr.
                              Title: Secretary, Treasurer and General Counsel











                               EXHIBIT INDEX

Exhibit No.       Description                                       Page No.

99                Press Release Issued by Shoney's, Inc. on            5
                  April 1, 2002